UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2019

Apex Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-207109	35-2529753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identifica-tion No.)

19100 S. Susana Rd. Compton, CA

(Address of Principal Executive Offices)

(626) 910-5101

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Resignation of Previous Independent Registered Public Accounting Firm

In mid-January, 2019, our independent auditor, Kirtane & Pandit LLP (“K&P”) notified the Board of Directors of Apex Resources Inc. (the “Company”, “we”, or “us”) of its intended resignation as the Company’s independent registered public accounting firm. On February 1, 2019, K&P submitted its resignation letter and the Board of Directors accepted such resignation. The auditor’s report of K&P on the Company’s consolidated financial statements as of and for either of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years and through the subsequent interim period preceding K&P’s resignation, there were no (i) “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and K&P on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of K&P would have caused K&P to make reference to the subject matter thereof in its reports for such fiscal years and interim period, or (ii) “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

We furnished a copy of this disclosure to K&P and have requested that K&P furnish us with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether such firm agrees with the above statements or, if not, stating the respects in which it does not agree. We have received the requested letter from K&P, and a copy of the letter is filed with this Current Report on Form 8-K as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm

On February 1, 2019, the Board of Directors ratified and approved the engagement of WWC, P.C. (“WWC”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for fiscal year ending June 30, 2019 and the entry of an engagement letter dated January 25, 2019 with WWC.

During the two most recent fiscal years and through the subsequent interim period preceding WWC’s engagement, the Company has not consulted with WWC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that WWC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from Kirtane & Pandit LLP, dated February 4, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APEX RESOURCES, INC.

Date: February 4, 2019	By:	/s/ Jeff Bodnar
Jeff Bodnar
President and Chief Executive Officer

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